                             HAWAIIAN AIRLINES, INC.

                                   MARCH 2005

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                   ONE MONTH ENDED
                                                   MARCH 31,
                                                      2005
                                              --------------------
OPERATING REVENUES:
  Passenger                                              $ 61,919
  Charter                                                   1,839
  Cargo                                                     2,431
  Other                                                     3,536
                                              --------------------
    Total                                                  69,725
                                              --------------------
OPERATING EXPENSES:
  Wages and benefits                                       18,867
  Aircraft fuel, including taxes and oil                   14,416
  Maintenance materials and repairs                         5,139
  Aircraft rent                                             8,716
  Other rental and landing fees                             1,978
  Sales commissions                                           454
  Depreciation and amortization                               745
  Other                                                    15,029
                                              --------------------
    Total                                                  65,344
                                              --------------------
OPERATING INCOME                                            4,381
                                              --------------------
NONOPERATING INCOME (EXPENSE):
  Reorganization items, net                                (1,970)
  Interest and amortization of debt expense                  (118)
  Gain (loss) on disposition of equipment                      (6)
  Other, net                                                 (710)
                                              --------------------
    Total                                                  (2,804)
                                              --------------------
NET INCOME BEFORE TAXES                                     1,577

INCOME TAXES:
  Income tax expense                                       (3,531)
                                              --------------------
NET LOSS                                                 $ (1,954)
                                              ====================

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                    MARCH 31,
                                                                   2005
                                                             ----------------
ASSETS
Current Assets:
  Cash and cash equivalents                                        $ 111,720
  Restricted cash                                                     59,208
  Accounts receivable                                                 36,734
  Inventories                                                          8,986
  Prepaid expenses and other                                          45,955
                                                             ----------------
    Total current assets                                             262,603
                                                             ----------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation               56,518
  Reorganization value in excess of identifiable assets               27,731
  Other assets                                                        35,867
                                                             ----------------
    Total noncurrent assets                                          120,116
                                                             ----------------
        Total Assets                                               $ 382,719
                                                             ================
LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt                                $      13
  Current capital lease obligation                                        33
  Accounts payable                                                    47,162
  Accrued liabilities                                                 35,996
  Air traffic liability                                              159,073
                                                             ----------------
    Total current liabilities                                        242,277
                                                             ----------------
Noncurrent Liabilities:
  Long-term debt                                                          29
  Other liabilities and deferred credits                             208,318
                                                             ----------------
    Total noncurrent liabilities                                     208,347
                                                             ----------------
    Total Liabilities                                                450,624
                                                             ----------------
Liabilities Subject to Compromise                                    214,544
                                                             ----------------
Shareholders' Deficit:
  Common and special preferred stock                                     278
  Capital in excess of par value                                      60,084
  Notes receivable from optionholders                                    (49)
  Minimum pension liability adjustment                              (120,716)
  Unrealized gain/(loss) on hedge instruments                         12,326
  Accumulated deficit                                               (234,372)
                                                             ----------------
    Shareholders' Deficit                                           (282,449)
                                                             ----------------
        Total Liabilities and Shareholders' Deficit                $ 382,719
                                                             ================

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)
                                                                  ONE MONTH
                                                                    ENDED
                                                                  MARCH 31,
                                                                     2005
                                                                -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss...................................................   $     (1,954)

  Adjustments to reconcile net loss to net cash provided
  by operating activities before reorganization activities:
    Reorganization items, net ...............................          1,970
    Depreciation ............................................            713
    Amortization ............................................             32
    Net periodic postretirement benefit cost ................            660
    Loss on disposition of property and equipment ...........              6
    Increase in restricted cash .............................         (4,770)
    Increase in accounts receivable .........................         (3,901)
    Increase in inventory ...................................            (92)
    Increase in prepaid expenses and other ..................           (917)
    Increase (decrease) in accounts payable .................         (4,579)
    Increase in air traffic liability........................         15,322
    Increase in accrued liabilities .........................          4,085
    Other, net ..............................................         (2,385)
                                                                 -----------

      Net cash provided by operating activities
      before reorganization activities.......................          4,190
                                                                 -----------
  Reorganization activities:
    Professional fees paid...................................         (2,187)
    Interest on accumulated cash balances....................            217
                                                                 -----------
      Net cash used by reorganization activities.............         (1,970)
                                                                 -----------
      Net cash provided by operating activities..............          2,220
                                                                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment .......................         (3,678)
                                                                 -----------
    Net cash used in investing activities ...................         (3,678)
                                                                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of debt .........................................             (4)
  Principal payments under capital lease obligation .........            (48)
                                                                 -----------
    Net cash used in financing activities ...................            (52)
                                                                 -----------
    Net increase (decrease) in cash and cash equivalents ....         (1,510)
                                                                 -----------
Cash and Cash Equivalents - Beginning of Period .............        113,230
                                                                 -----------
Cash and Cash Equivalents - End of Period ...................    $   111,720
                                                                 ===========

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)
                                   (UNAUDITED)

                                              MARCH
                                               2005
                                           ------------

SCHEDULED TOTAL

                  PAX                          493,350
                  RPMS                     515,147,274
                  ASMS                     596,230,759
                  LF                              86.4%

CHARTER
                  PAX                            9,192
                  RPMS                      25,526,184
                  ASMS                      31,802,204
                  LF                              80.3%

SYSTEM TOTAL (INCLUDES CHARTERS)

             REV PAX                           502,542
             RPMS (000)                        540,673
             ASMS (000)                        628,033
             CARGO/MAIL TON MI               6,966,961
             LOAD FACTOR (%)                      86.1%